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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                January 25, 2000

                                    USANI LLC
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             (Exact Name of registrant as Specified in Its Charter)

           Delaware                    333-71305-03             59-3490970
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(State or other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
        incorporation)                                    Identification Number)

                 152 West 57th Street, New York, New York 10019
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          (Address, including zip code, of Principal Executive Offices)

                                 (212) 314-7300
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               (Registrant's telephone number including area code)

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Item 5.  Other Events.

         On January 25, 2000, USANi Sub LLC ("USAN"), a subsidiary of the Registrant, announced that it had entered into an Agreement and Plan of Merger dated as of January 24, 2000, with Styleclick.com Inc. Pursuant to the Agreement and Plan of Merger, USAN will contribute to a Delaware corporation to be formed by it ("Newco"), all of the outstanding limited liability company interests in its subsidiary, Internet Shopping Network, LLC, and concurrently therewith a subsidiary of Newco will merge with and into Styleclick.com Inc. The press release announcing the transaction is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7(c).  Exhibits.

         99.1 Joint press release issued by USA Networks, Inc. and Styleclick.com Inc. on January 25, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Date: January 31, 2000

                                             USANi LLC


                                             By: /s/ Thomas J. Kuhn
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                                                 Name:  Thomas J. Kuhn
                                                 Title: Senior Vice President,
                                                        General Counsel and
                                                        Secretary
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                                  EXHIBIT INDEX


99.1 Joint Press release issued by USA Networks, Inc. and Styleclick.com Inc. on January 25, 2000.